HENNESSY CORNERSTONE GROWTH FUND

                         HENNESSY CORNERSTONE VALUE FUND


                        Supplement dated October 1, 2002
                    to the Prospectus dated January 31, 2002

     This Supplement updates certain information contained in the Prospectus dated January 31, 2002. You should retain the Supplement and Prospectus for future reference. You may obtain additional copies of the Prospectus free of charge by calling 1-800-966-4354.

     The Funds have entered into a Servicing Agreement dated October 1, 2002 with Hennessy Advisors, Inc., the investment manager of each Fund (the "Manager"). The Servicing Agreement provides that the Manager will provide administrative support services to the Funds consisting of:

     o maintaining an "800" number which current shareholders may call to ask questions about the Funds or their accounts with the Funds;

     o    assisting shareholders in processing exchange and redemption requests;

     o assisting shareholders in changing dividend options, account designations and addresses;

     o    responding generally to questions of shareholders; and

     o    providing such other similar services as the Funds may request.

     For such services, each Fund will pay an annual service fee to the manager equal to 0.10% of its average daily net assets.

     The following information supplements the expense information on page 3 of the Prospectus.

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                                FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                       Cornerstone   Cornerstone
                                                       Growth Fund   Value Fund
                                                       -----------   -----------
Shareholder fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases......    None          None
Maximum deferred sales charge (load)..................    None          None
Redemption fee (as a percentage of amount redeemed)*..    1.50%         1.50%
Exchange Fee*.........................................    1.50%         1.50%

Annual fund operating expenses
(expenses that are deducted from Fund assets)
Management Fees.......................................    0.74%         0.74%
Distribution and Service (12b-1) Fees.................    None          None
Other Expenses**......................................    0.47%         1.10%
                                                          -----         -----
  Service Fees........................................    0.10%         0.10%
  All remaining Other Expenses........................    0.37%         1.00%
Total Annual Fund Operating Expenses..................    1.21%         1.84%
                                                          =====         =====

-----------------
* If you redeem or exchange shares you have owned for less than 90 days, a 1.50% fee will be deducted from the value of your exchange or from your redemption proceeds. This fee is payable to the Fund.

** Other expenses have been restated to include the fees payable pursuant to the Servicing Agreement commencing October 1, 2002.

Example

     This example is intended to help you compare the cost of investing in shares of the Funds with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Funds for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                      Cornerstone         Cornerstone
                                      Growth Fund         Value Fund
                                      -----------         -----------

     One Year                            $  123             $  187
     Three Years                         $  384             $  579
     Five Years                          $  665             $  995
     Ten Years                           $1,466             $2,159



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